UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2012

FRANKLIN CREDIT MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54781	75-2243266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant’s telephone number, including area code: (201) 604-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The registration statement of Franklin Credit Management Corporation (the “Registrant” or “FCRM” (which is also the stock ticker symbol for the Registrant’s common stock)) on Form 10, as amended, filed with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) on August 13, 2012, to register the common stock of FCRM pursuant to Section 12(g) of the Exchange Act, became effective on October 12, 2012 (the “Registration Statement”). On October 16, 2012, FCRM received notification from the Commission that the review of FCRM’s Registration Statement had been completed. Accordingly, FCRM has emerged as an independent publicly held reporting company under the Exchange Act.

FORWARD–LOOKING STATEMENTS

Item 8.01 of this Current Report on Form 8-K, including the Exhibit being furnished as part of this report, as well as other statements made by the Registrant in FCRM’s public filings or other public statements that are not historical fact may be forward-looking statements regarding the business, operations and financial condition of FCRM within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause FCRM’s actual results, performance or achievements to be materially different from FCRM’s future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe FCRM’s future plans, strategies and expectations, and other statements that are not historical facts, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “potential” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. FCRM’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. These factors include, but are not limited to: (i) unanticipated changes in the U.S. economy, including changes in business conditions such as interest rates, changes in the level of growth in the finance and housing markets, such as slower or negative home price appreciation and economic downturns or other adverse events in certain states; (ii) FCRM’s ability to profitably build upon its current servicing and collection business; (iii) FCRM’s relations with its lender and such lender’s willingness to waive any potential defaults under FCRM’s agreements with such lender; (iv) FCRM’s ability to obtain renewals of its credit agreement or achieve alternative refinancing opportunities; (v) the availability of or ability to retain as clients third parties holding distressed mortgage debt for servicing by FCRM on a fee-paying basis; (vi) changes in the statutes or regulations applicable to FCRM’s business or in the interpretation and enforcement thereof by the relevant authorities; (vii) the status of FCRM’s regulatory compliance and regulatory audits; (viii) the risk that legal proceedings could be brought against FCRM which could adversely affect its financial results; (ix) FCRM’s ability to adapt to and implement technological change; (x) FCRM’s ability to attract and retain qualified employees; (xi) FCRM’s ability to obtain financing on acceptable terms to finance its growth strategy and to operate within the limitations imposed by financing arrangements; (xii) competition in FCRM’s existing and potential future lines of business and the financial resources of, and products available to, competitors; (xiii) FCRM’s failure to reduce quickly overhead and infrastructure costs in response to a reduction in revenue; (xiv) the risk that adverse tax consequences could result from the distribution of FCRM common stock from Franklin Credit Holding Corporation; and, (xv) other risks that will be detailed from time to time in FCRM’s Securities and Exchange Commission (“SEC”) reports and filings. Additional factors that would cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in FCRM’s filings with the SEC, including, but not limited to, those factors discussed under the caption “Risk Factors,” which FCRM urges its investors to consider. FCRM undertakes no obligation to publicly release the revisions to such forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events, except as otherwise required by securities, and other applicable laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. FCRM undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Definitive Information Statement of Franklin Credit Management Corporation, dated October 12, 2012.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2012

FRANKLIN CREDIT MANAGEMENT CORPORATION

By: /s/ Kevin P. Gildea
Name: Kevin P. Gildea
Title: EVP, Chief Legal Officer & Secretary